UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 31, 2007

Feldman Mall Properties, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-32365	13-4284187
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1010 Northern Boulevard, Suite 314 Great Neck, NY		11021
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: 516-684-1239
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SIGNATURES
EX-10.2

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 31, 2007, James Bourg, Executive Vice President and Chief Operating Officer of Feldman Mall Properties, Inc. (the “Company”), and the Company entered into an Amendment and Release (the “Amendment and Release”) to provide for certain amendments with respect to Mr. Bourg’s employment, including certain obligations to Mr. Bourg under his employment agreement with the Company (the “Employment Agreement”), dated as of December 13, 2004. Capitalized terms not defined herein shall have the meanings set forth in the Employment Agreement.
Pursuant to the Amendment and Release, in connection with the retention of Mr. Bourg’s continuing services with the Company, the Company will pay to Mr. Bourg in cash a retention payment of $1,270,750 (the “Retention Payment”), which would be equal to the amount Mr. Bourg would have been entitled to receive under Section 5.2(b)(ii) of the Employment Agreement if Mr. Bourg terminated his employment for Good Reason. Half of the Retention Payment will be payable to Mr. Bourg prior to December 31, 2007 and the remaining half will be payable on the first to occur of March 15, 2008 or the date Mr. Bourg’s employment with the Company is terminated (the “Termination Date”). In addition, notwithstanding any provision of the Employment Agreement to the contrary, Mr. Bourg is entitled to all of the benefits provided by Sections 5.2(b)(i), (iii) and (iv) of the Employment Agreement upon termination of his employment by the Company or by himself for any reason or no reason. The Amendment and Release also provides for mutual release by Mr. Bourg and the Company.
The Employment Agreement was filed as Exhibit 10.3 to the Company’s Form S-11/A filed on December 15, 2004 and is incorporated by reference herein. A copy of the Amendment and Release is attached hereto as Exhibit 10.2 and all references to the Amendment and Release are qualified in their entirety by the terms of the Amendment and Release.

ITEM 9.01	Financial Statements and Exhibits.
(d)	Exhibits

10.1	Employment Agreement, dated December 13, 2004, between James Bourg and Feldman Mall Properties, Inc. (incorporated by reference from Exhibit 10.3 to Feldman Mall Properties, Inc.’s Form S-11/A filed on December 15, 2004).

10.2	Amendment and Release, dated December 31, 2007, between James Bourg and Feldman Mall Properties, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FELDMAN MALL PROPERTIES, INC.
By:	/s/ Thomas E. Wirth
	Name:	Thomas E. Wirth
	Title:	President and Chief Financial Officer

Date: January 3, 2008

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